Exhibit 99.1

The following tables summarize the trust portfolio by various criteria as of August 31, 2016 for each of the retailers included in the trust portfolio, except for the “Composition by FICO® Credit Score Range” table, which reflects receivables balances as of August 31, 2016, and the composition of accounts by FICO® credit score as most recently refreshed.

Please note that numbers and percentages presented in the tables in this section may not sum to the totals presented due to rounding.

For purposes of the tables in this section:

•	Total Receivables Outstanding is the sum of principal receivables and finance charge receivables (which includes fee receivables) included in the trust portfolio in the period indicated.

•	Accounts is the number of accounts included in the trust portfolio as of the date or in the period indicated.

Composition by Retailer

Retailer	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
JCPenney	$2,694,736,550	19.6%	5,077,862	28.1%
Lowe’s	2,612,967,402	19.0%	2,060,237	11.4%
Wal-Mart (1)	1,923,737,585	14.0%	1,584,953	8.8%
Sam’s Club Dual Card	1,691,833,296	12.3%	1,359,778	7.5%
Sam’s Club(1)	1,412,303,275	10.3%	2,018,983	11.2%
Gap Family Dual Card(2)	1,398,627,870	10.2%	1,461,585	8.1%
Belk	809,986,779	5.9%	1,653,144	9.2%
Gap(3)	487,822,574	3.6%	1,479,203	8.2%
Chevron	292,304,359	2.1%	1,035,241	5.7%
JCPenney Dual Card	130,897,897	1.0%	93,372	0.5%
Other	280,029,205	2.0%	224,163	1.2%
Total	$13,735,246,792	100.0%	18,048,521	100.0%

(1)	Sam’s Club and Wal-Mart are affiliated retailers. Sam’s Club cards may also be used at Wal-Mart locations, and Wal-Mart cards may be used at Sam’s Club locations if the cardholder belongs to the club. Figures shown here are based on which retailer is identified on the card, not where the purchase was made.

(2)	Figures presented for Gap Family Dual Card include Old Navy Dual Card, Gap Dual Card and Banana Republic Dual Card, which are affiliated retailers. Each of these retailers’ cards may be used at the locations of the other two.

(3)	Figures presented for Gap include Old Navy, Gap and Banana Republic, which are affiliated retailers. Each of these retailers’ cards may be used at the locations of the other two.

Composition by Account Balance Range

Account Balance Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Credit Balance	$(15,264,748)	-0.1%	285,264	1.6%
No Balance	-	0.0%	6,793,118	37.6%
$0.01-$500.00	900,302,123	6.6%	5,626,636	31.2%
$500.01-$1,000.00	1,023,129,839	7.4%	1,407,484	7.8%
$1,000.01-$2,000.00	2,255,344,178	16.4%	1,550,576	8.6%
$2,000.01-$3,000.00	2,205,023,196	16.1%	897,421	5.0%
$3,000.01-$4,000.00	1,887,766,863	13.7%	544,881	3.0%
$4,000.01-$5,000.00	1,733,509,904	12.6%	385,716	2.1%
$5,000.01-$6,000.00	1,315,177,552	9.6%	240,469	1.3%
$6,000.01-$7,000.00	863,200,579	6.3%	133,609	0.7%
$7,000.01-$8,000.00	619,265,707	4.5%	83,035	0.5%
$8,000.01-$9,000.00	423,393,006	3.1%	50,020	0.3%
$9,000.01-$10,000.00	298,133,012	2.2%	31,499	0.2%
$10,000.01-$15,000.00	188,926,670	1.4%	16,854	0.1%
$15,000.01-$20,000.00	23,650,638	0.2%	1,418	0.0%
$20,000.01 or more	13,688,272	0.1%	521	0.0%
Total	$13,735,246,792	100.0%	18,048,521	100.0%

Composition by Credit Limit Range

Credit Limit Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
$0.01-$500.00	$99,519,647	0.7%	935,206	5.2%
$500.01-$1,000.00	261,736,611	1.9%	1,161,761	6.4%
$1,000.01-$2,000.00	1,029,382,760	7.5%	4,039,858	22.4%
$2,000.01-$3,000.00	1,465,892,630	10.7%	3,276,118	18.2%
$3,000.01-$4,000.00	1,414,665,833	10.3%	1,976,732	11.0%
$4,000.01-$5,000.00	1,881,747,918	13.7%	1,788,682	9.9%
$5,000.01-$6,000.00	1,829,972,396	13.3%	1,326,633	7.4%
$6,000.01-$7,000.00	1,217,735,041	8.9%	825,441	4.6%
$7,000.01-$8,000.00	1,299,371,985	9.5%	869,467	4.8%
$8,000.01-$9,000.00	899,231,755	6.5%	476,749	2.6%
$9,000.01-$10,000.00	1,712,249,367	12.5%	1,060,401	5.9%
$10,000.01 or more	623,740,848	4.5%	311,473	1.7%
Total	$13,735,246,792	100.0%	18,048,521	100.0%

Composition by Account Age Range

Account Age Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Up to 6 Months	$-	0.0%	-	0.0%
6 Months to 12 Months	-	0.0%	-	0.0%
Over 12 Months to 24 Months	-	0.0%	-	0.0%
Over 24 Months to 36 Months	-	0.0%	-	0.0%
Over 36 Months to 48 Months	239,512,639	1.7%	319,095	1.8%
Over 48 Months to 60 Months	1,042,707,459	7.6%	1,240,086	6.9%
Over 60 Months to 72 Months	1,025,591,376	7.5%	1,283,868	7.1%
Over 72 Months to 84 Months	1,123,797,964	8.2%	1,288,285	7.1%
Over 84 Months to 96 Months	1,112,997,079	8.1%	1,260,533	7.0%
Over 96 Months to 108 Months	1,216,030,139	8.9%	1,295,132	7.2%
Over 108 Months to 120 Months	1,212,840,031	8.8%	1,364,755	7.6%
Over 120 Months	6,761,770,105	49.2%	9,996,767	55.4%
Total	$13,735,246,792	100.0%	18,048,521	100.0%

Except for the applicable states listed below, no state accounted for more than 5% of the number of accounts or 5% of the total receivables balances, as applicable, as of August 31, 2016 for each of the retailers included in the trust portfolio.

Composition by Billing Address

Billing Address	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Texas	$1,336,181,693	9.7%	1,597,297	8.9%
California	1,052,516,169	7.7%	1,704,641	9.4%
Florida	873,376,279	6.4%	1,164,018	6.4%
North Carolina	758,719,317	5.5%	981,553	5.4%
New York	648,576,664	4.7%	921,503	5.1%
Other	9,065,876,669	66.0%	11,679,509	64.7%
Total	$13,735,246,792	100.0%	18,048,521	100.0%

Composition by Delinquency Status

Delinquency Status	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Current, Credit and Zero Balance	$12,893,744,200	93.9%	17,568,250	97.3%
1 – 29 Days	441,669,490	3.2%	299,746	1.7%
30 – 59 Days	127,173,525	0.9%	67,170	0.4%
60 – 89 Days	91,147,682	0.7%	41,049	0.2%
90 – 119 Days	70,911,813	0.5%	29,696	0.2%
120 – 149 Days	61,129,503	0.4%	24,034	0.1%
150 or More Days	49,470,578	0.4%	18,576	0.1%
Total	$13,735,246,792	100.0%	18,048,521	100.0%

The following table reflects receivables as of August 31, 2016, and the composition of accounts by FICO® credit score as most recently refreshed:

Composition by FICO® Credit Score Range

FICO® Credit Score Range(1)	Total Receivables Outstanding	Percentage of Total Receivables Outstanding
Less than or equal to 599	$792,272,929	5.8%
600 to 659	2,448,416,608	17.8%
660 to 719	5,464,183,338	39.8%
720 and above	4,972,948,059	36.2%
No Score	57,425,858	0.4%
Total	$13,735,246,792	100.0%

(1)	FICO® is a federally registered trademark of Fair, Isaac & Company.